Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
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Goodwill and Other Intangible Assets

NOTE 16   GOODWILL AND OTHER INTANGIBLE ASSETS

Accounting Policies, Estimates and Judgments

Goodwill is carried at cost, is not amortized, and represents the excess of the cost of an acquisition over the fair value of the Company’s share of the net identifiable assets of the acquired subsidiary at the date of acquisition. Other intangible assets are generally measured at cost less accumulated amortization and any accumulated impairment losses.

Goodwill is allocated to CGUs or groups of CGUs for impairment testing based on the level at which it is monitored by management, and not at a level higher than an operating segment. The allocation is made to those CGUs or groups of CGUs expected to benefit from the business combination in which the goodwill arose.

Judgment is applied in determining when expenditures are eligible for capitalization as intangible assets.

Estimation is applied to determine expected useful lives used in the straight-line amortization of intangible assets with finite lives. Useful lives are reviewed, and adjusted if appropriate, at least annually.

Supporting Information

		Other Intangibles
		Customer		Trade
	Goodwill	Relationships [2]	Technology	Names	Other	Total
Useful life range (years)	n/a	3 – 15	3 – 30	10 – 20 ³	1 – 20
Carrying amount – December 31, 2018	11,431	1,554	117	90	449	2,210
Acquisitions (Note 4)	543	173	43	13	115	344
Additions – internally developed	-	-	197	-	2	199
Foreign currency translation and other	12	2	9	18	(25)	4
Impairment	-	-	-	(35)	(33)	(68)
Amortization [1]	-	(145)	(15)	(24)	(77)	(261)
Carrying amount – December 31, 2019	11,986	1,584	351	62	431	2,428
Balance – December 31, 2019 comprised of:
Cost	11,993	1,906	429	92	597	3,024
Accumulated amortization and impairment	(7)	(322)	(78)	(30)	(166)	(596)
Carrying amount – December 31, 2019	11,986	1,584	351	62	431	2,428
Carrying amount – December 31, 2017	97	-	-	-	69	69
Merger impact (Note 4)	11,185	1,708	44	122	474	2,348
Other acquisitions (Note 4)	197	1	-	-	7	8
Additions – internally developed	-	-	79	-	19	98
Disposals	-	-	-	-	(27)	(27)
Foreign currency translation and other	(48)	(20)	1	(4)	(6)	(29)
Amortization [1]	-	(135)	(7)	(28)	(87)	(257)
Carrying amount – December 31, 2018	11,431	1,554	117	90	449	2,210
Balance – December 31, 2018 comprised of:
Cost	11,438	1,691	124	118	586	2,519
Accumulated amortization	(7)	(137)	(7)	(28)	(137)	(309)
Carrying amount – December 31, 2018	11,431	1,554	117	90	449	2,210
1 Amortization of $234 was included in selling expenses during the year ended December 31, 2019 (2018 – $225).
2 The remaining amortization period of customer relationships at December 31, 2019, was approximately 7 years.
3 Certain trade names have indefinite useful lives as there are no regulatory, legal, contractual, cooperative, economic or other factors that limit their useful lives.

Goodwill Impairment Testing

We performed our annual impairment test on goodwill during the fourth quarter and did not identify any impairment, however the recoverable amount for Retail – North America did not substantially exceed its carrying amount.

In testing for impairment of goodwill, we calculate the recoverable amount for groups of CGUs containing goodwill. We used the FVLCD methodology based on after-tax discounted cash flows (five-year projections and a terminal year thereafter) and incorporated assumptions an independent market participant would apply. We adjusted discount rates for each group of CGUs for the risk associated with achieving our forecasts (five-year projections) and for the currency in which we expect to generate cash flows. FVLCD is a Level 3 measurement. We use our market capitalization and comparative market multiples to corroborate discounted cash flow results.

The key assumptions with the greatest influence on the calculation of the recoverable amounts are the discount rates, terminal growth rates and cash flow forecasts. The key forecast assumptions were based on historical data and estimates of future results from internal sources as well as industry and market trends.

For each group of CGUs, terminal growth rates and discount rates used were as follows:

	Terminal Growth Rate (%)	Discount Rate (%)
Retail – North America	2.5	7.0
Retail – International [1]	2.0	7.5 - 15.0
Potash	2.5	8.0
Nitrogen	2.0	9.0
1 The discount rates reflect the country risk premium and size for our international groups of CGUs.

The Retail – North America group of CGUs recoverable amount exceeds its carrying amount by $794 which is 6% of the recoverable amount. As a result of the Merger, the non-cash fair value adjustment to the Retail – North America goodwill was $4,284. Goodwill is more susceptible to impairment risk if business operating results or economic conditions deteriorate and we do not meet our forecasts. A reduction in the terminal growth rate, an increase in the discount rate or a decrease in forecasted cash flows could cause material impairment in the future. The following table indicates the percentage by which key assumptions would need to change individually for the estimated Retail – North America recoverable amount to be equal to the carrying amount:

	Change Required for Carrying
	Amount to Equal Recoverable	Value Used in Impairment
Key Assumptions	Amount (%)	Model
Terminal growth rate	(0.3)	2.5%
Forecasted EBITDA over forecast period	(4.1)	6,128
Discount rate	0.2	7.0%